Securian Funds Trust

(the “Trust”)

SFT Government Money Market Fund

Supplement dated August 5, 2022, to the Prospectus of the Trust, dated August 1, 2022, as supplemented to date (the “Prospectus”), and the Statement of Additional Information of the Trust, dated August 1, 2022, as supplemented to date (the “SAI”).

Effective August 1, 2022 (the “Effective Date”), Katie A. Brisson is added as a portfolio manager for the SFT Government Money Market Fund (the “Fund”). As of the Effective Date, Lena S. Harhaj and Katie A. Brisson are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Accordingly, the following supplements and restates in its entirety the portfolio manager information in the “Summary Information” section of the Prospectus under the heading “Management” on page 37:

Name and Title	Primary Manager Since
Lena S. Harhaj Vice President and Portfolio Manager, Securian AM	April 29, 2016

Katie A. Brisson Portfolio Manager and Investment Analyst Securian AM	August 1, 2022

Furthermore, the following is added to the portfolio manager information in the “Detailed Information” section of the Prospectus under the heading “Portfolio Managers” on page 129:

Fund	Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years

SFT Government Money Market	Katie A. Brisson Portfolio Manager and Investment Analyst, Securian AM	August 1, 2022

Portfolio Manager since August, 2022, Structured Products Analyst since September 2018, previously Investment Performance Analyst, April 2015-September 2018, Senior Trade Specialist, January 2013-April 2015, Securian AM

In addition, the following is added to the “Information Regarding Trust Portfolio Managers – Securian AM” portion of the SAI on page 70:

PORTFOLIO MANAGER	TYPE OF ACCOUNT	NUMBER OF ACCOUNTS	TOTAL ASSETS (in millions)
Katie A. Brisson	RICs	1	198
	Pooled Investment Vehicles	0	0
	Other Accounts	1	230

Please retain this supplement for future reference.

F101454 08-2022